SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K

                           CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           May 16, 2016
                          Date of Report
                   (Date of Earliest Event Reported)

                    SOUL DELICIOUS 3 CORP.
          (Exact Name of Registrant as Specified in its Charter)

                KAYAK RIDGE ACQUISITION CORPORATION
     (Former Name of Registrant as Specified in its Charter)

Delaware                     000-55487               47-4223457
(State or              (Commission File Number)     (IRS Employer
other jurisdiction                               Identification No.)
of incorporation)

                       1375 Mt. Zion Road
                      Morrow, Georgia 30260
         (Address of principal executive offices) (zip code)

                          678-882-5757
         (Registrant's telephone number, including area code

                     215 Apolena Avenue
              Newport Beach, California 92662
       (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On May 17, 2016, Soul Delicious 3 Corp. (formerly Kayak Ridge Acquisition Corporation) (the "Registrant" or the "Company") issued 5,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 91% of the total outstanding 6,600,000 shares of common stock as follows:

           6,000,000 Darrell Kelley

   With the issuance of the stock and the redemption of 19,400,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control.
If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On May 16, 2016, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,400,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,940.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on July 28, 2015 as amended and supplemented by the information contained in this report.

    The Registrant intends to develop its business plan as opportunities arise with the possibility of effecting a business combination with an operating company in the future.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On May  17, 2016 the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Darrell Kelley was named director of the Registrant.

         Darrell Kelley was appointed President, Secretary and Treasurer of the Registrant.

    Darrell Kelley serves as the sole director and officer of the Registrant. Darrell Kelley is an experienced entrepreneur having purchased, operated and sold several businesses including hotels, gas stations and restaurants. He spent several years in Boston investing and flipping houses prior to the real estate collapse.
Currently Mr. Kelley owns a popular southern-style food family restaurant in Clayton County, Georgia, near Atlanta. His restaurant is soul food and family oriented with a top recognized chef and award winning jazz and R&B music. Mr. Kelley envisions opening two restaurants in Morrow, George, one a fine dining restaurant and the other a sports restaurant/bar. Mr. Kelley believes that the Atlanta area provides an excellent environment for business with favorable government regulations, low costs and availability of facilities. Mr. Kelley also leads a tax exempt organization called SEPT Inc. ("Saving Every Tender Penny Inc.") that helps the less fortunate through unexpected acts of kindness and operates a thrift store in Morrow, Georgia.

                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                      SOUL DELICIOUS 3 CORP.

Date: May 17, 2016
                      /s/ Darrell Kelley
                             President